Exhibit 1 (a)
Consolidated Balance Sheets  (unaudited)                             Page 1 of 2
Central Power and Light Company
--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                              ------------------
                                                                  (thousands)
ASSETS
Electric Utility Plant
    Production                                                      $ 3,146,269
    Transmission                                                        527,146
    Distribution                                                      1,090,175
    General                                                             298,352
    Construction work in progress                                        67,300
    Nuclear fuel                                                        206,949
                                                              ------------------
                                                                      5,336,191
  Less - accumulated depreciation                                     2,072,686
                                                              ------------------
                                                                      3,263,505
                                                              ------------------
Current Assets
    Cash                                                                  5,195
    Accounts receivable                                                  51,056
    Materials and supplies, at average cost                              59,814
    Fuel inventory                                                       20,340
    Deferred income taxes - current                                         713
    Prepayments                                                           2,952
                                                              ------------------
                                                                        140,070
                                                              ------------------
Deferred Charges and Other Assets
    Deferred STP costs                                                  482,447
    Mirror CWIP asset                                                   256,702
    Income tax related regulatory assets, net                           360,482
    Nuclear decommissioning trust                                        65,972
    Other                                                                88,067
                                                              ------------------
                                                                      1,253,670
                                                              ------------------
                                                                    $ 4,657,245
                                                              ==================

                                                                   Exhibit 1 (a)
Consolidated Balance Sheets  (unaudited)                             Page 2 of 2
Central Power and Light Company
--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                              ------------------
                                                                  (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:  $25 par value
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                     $ 168,888
    Paid-in capital                                                     405,000
    Retained earnings                                                   739,031
                                                              ------------------
       Total Common Stock Equity                                      1,312,919
                                                              ------------------

    Preferred stock                                                     163,204
    CPL-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
        Debentures of CPL                                               150,000
    Long-term debt                                                    1,146,762
                                                              ------------------
       Total Capitalization                                           2,772,885
                                                              ------------------

Current Liabilities
    Long-term debt due within twelve months                             125,000
    Advances from affiliates                                            160,298
    Accounts payable                                                    125,329
    Accrued taxes                                                        46,855
    Accrued interest                                                     27,036
    Over-recovered fuel costs                                             9,135
    Other                                                                18,819
                                                              ------------------
                                                                        512,472
                                                              ------------------
Deferred Credits
    Accumulated deferred income taxes                                 1,221,561
    Investment tax credits                                              138,513
    Other                                                                11,814
                                                              ------------------
                                                                      1,371,888
                                                              ------------------
                                                                    $ 4,657,245
                                                              ==================

                                                                   Exhibit 1 (b)
Consolidated Balance Sheets  (unaudited)                             Page 1 of 2
Public Service Company of Oklahoma
--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                              ------------------
                                                                     (thousands)
ASSETS
Electric Utility Plant
    Production                                                        $ 913,083
    Transmission                                                        378,719
    Distribution                                                        855,277
    General                                                             211,124
    Construction work in progress                                        33,519
                                                                 ---------------
                                                                      2,391,722
  Less - Accumulated depreciation                                     1,082,081
                                                                 ---------------
                                                                      1,309,641
                                                                 ---------------
Current Assets
    Cash                                                                  4,670
    Accounts receivable                                                  32,916
    Materials and supplies, at average cost                              33,006
    Fuel inventory, at LIFO cost                                         16,441
    Accumulated deferred income taxes                                    11,789
    Prepayments and other                                                 2,881
                                                                 ---------------
                                                                        101,703
                                                                 ---------------

Deferred Charges and Other Assets                                        55,441
                                                                 ---------------
                                                                    $ 1,466,785
                                                                 ===============

                                                                   Exhibit 1 (b)
Consolidated Balance Sheets  (unaudited)                             Page 2 of 2
Public Service Company of Oklahoma
--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                              ------------------
                                                                  (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $15 par value
        Authorized shares:   11,000,000 shares
        Issued 10,482,000 shares and outstanding 9,013,000 shares      $157,230
    Paid-in capital                                                     180,000
    Retained earnings                                                   144,626
                                                                 ---------------
       Total Common Stock Equity                                        481,856
                                                                 ---------------

    Preferred stock                                                       5,287
    PSO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of PSO                                               75,000
    Long-term debt                                                      368,121
                                                                 ---------------
       Total Capitalization                                             930,264
                                                                 ---------------

Current Liabilities
    Advances from affiliates                                             15,892
    Payables to affiliates                                               33,489
    Accounts payable                                                     52,888
    Payables to customers                                                32,608
    Accrued taxes                                                        23,095
    Accrued interest                                                      7,606
    Other                                                                 6,599
                                                                 ---------------
                                                                        172,177
                                                                 ---------------
Deferred Credits
    Accumulated deferred income taxes                                   277,181
    Investment tax credits                                               39,365
    Income tax related regulatory liabilities, net                       35,818
    Other                                                                11,980
                                                                 ---------------
                                                                        364,344
                                                                 ---------------
                                                                    $ 1,466,785
                                                                 ===============

                                                                   Exhibit 1 (c)
Consolidated Balance Sheets  (unaudited)                             Page 1 of 2
Southwestern Electric Power Company
--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                              ------------------
                                                                  (thousands)
ASSETS

  Electric Utility Plant
    Production                                                      $ 1,397,924
    Transmission                                                        474,035
    Distribution                                                        916,293
    General                                                             321,136
    Construction work in progress                                        48,523
                                                              ------------------
                                                                      3,157,911
  Less - Accumulated depreciation                                     1,317,057
                                                              ------------------
                                                                      1,840,854
                                                              ------------------
Current Assets
    Cash and temporary cash investments                                   4,444
    Accounts receivable                                                  40,430
    Materials and supplies, at average cost                              25,135
    Fuel inventory                                                       40,238
    Accumulated deferred income taxes                                     4,869
    Prepayments and other                                                16,651
                                                              ------------------
                                                                        131,767
                                                              ------------------

Deferred Charges and Other Assets                                        76,899
                                                              ------------------
                                                                    $ 2,049,520
                                                              ==================

                                                                   Exhibit 1 (c)
Consolidated Balance Sheets  (unaudited)                             Page 2 of 2
Southwestern Electric Power Company
--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                              ------------------
                                                                  (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $18 par value
        Authorized:   7,600,000 shares
        Issued and outstanding: 7,536,640 shares                      $ 135,660
    Paid-in capital                                                     245,000
    Retained earnings                                                   300,592
                                                              ------------------
        Total Common Stock Equity                                       681,252
                                                              ------------------
    Preferred stock
        Not subject to mandatory redemption                               4,707
        Subject to mandatory redemption                       ------------------
                                                                          4,707
    SWEPCO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of SWEPCO                                           110,000
    Long-term debt                                                      506,939
                                                              ------------------
        Total Capitalization                                          1,302,898
                                                              ------------------


Current Liabilities
    Long-term debt and preferred stock due within twelve months          43,932
    Advances from affiliates                                             40,705
    Accounts payable                                                     73,507
    Payables to affiliates                                               37,795
    Customer deposits                                                    13,316
    Accrued taxes                                                        23,189
    Accrued interest                                                     14,275
    Over-recovered fuel costs                                             5,378
    Other                                                                12,538
                                                              ------------------
                                                                        264,635
                                                              ------------------
Deferred Credits
    Accumulated deferred income taxes                                   398,664
    Investment tax credits                                               62,213
    Income tax related regulatory liabilities, net                        4,931
    Other                                                                16,179
                                                              ------------------
                                                                        481,987
                                                              ------------------

                                                                    $ 2,049,520
                                                              ==================

                                                                   Exhibit 1 (d)
Balance Sheets  (unaudited)                                          Page 1 of 2
West Texas Utilities Company
--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                               -----------------
                                                                   (thousands)
ASSETS

  Electric Utility Plant
    Production                                                        $ 429,896
    Transmission                                                        213,630
    Distribution                                                        382,373
    General                                                             108,878
    Construction work in progress                                        11,805
                                                               -----------------
                                                                      1,146,582
  Less - Accumulated depreciation                                       473,503
                                                               -----------------
                                                                        673,079
                                                               -----------------
Current Assets
    Cash                                                                  2,093
    Accounts receivable                                                  31,689
    Materials and supplies, at average cost                              14,191
    Fuel inventory                                                       13,186
    Accumulated deferred income taxes                                       366
    Under-recovered fuel costs                                            3,980
    Prepayments and other                                                 5,988
                                                               -----------------
                                                                         71,493
                                                               -----------------
Deferred Charges and Other Assets
    Deferred Oklaunion costs                                             14,910
    Restructuring costs                                                   7,079
    Other                                                                31,943
                                                               -----------------
                                                                         53,932
                                                               -----------------

                                                                      $ 798,504
                                                               =================

                                                                   Exhibit 1 (d)
Balance Sheets  (unaudited)                                          Page 2 of 2
West Texas Utilities Company
--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                               -----------------
                                                                   (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $25 par value
        Authorized:  7,800,000 shares
        Issued and outstanding: 5,488,560 shares                      $ 137,214
    Paid-in capital                                                       2,236
    Retained earnings                                                   117,189
                                                               -----------------
        Total Common Stock Equity                                       256,639
                                                               -----------------

    Preferred stock                                                       2,483
    Long-term debt                                                      282,210
                                                               -----------------
        Total Capitalization                                            541,332
                                                               -----------------

Current Liabilities
    Advances from affiliates                                              4,573
    Payables to affiliates                                               19,917
    Accounts payable                                                     31,473
    Accrued taxes                                                        10,031
    Accrued interest                                                      4,125
    Other                                                                 3,797
                                                               -----------------
                                                                         73,916
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   140,731
    Investment tax credits                                               26,597
    Income tax related regulatory liabilities, net                       12,088
    Other                                                                 3,840
                                                               -----------------
                                                                        183,256
                                                               -----------------

                                                                      $ 798,504
                                                               =================

Central and South West Services                                    Exhibit 1 (e)
Balance Sheets  (unaudited)                                          Page 1 of 1

--------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     1998
                                                           ---------------------
                                                                 (thousands)
ASSETS
Electric Utility Plant
    General                                                           $ 124,070
  Less - accumulated depreciation                                        39,626
                                                           ---------------------
                                                                         84,444
                                                           ---------------------
Current Assets
    Cash                                                                  1,503
    Accounts receivable                                                  39,946
    Materials and supplies, at average cost                                  24
    Prepayments                                                              94
                                                           ---------------------
                                                                         41,567
                                                           ---------------------

Deferred Charges and Other Assets                                        21,255
                                                           ---------------------
                                                                      $ 147,266
                                                           =====================



CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:  $25 par value
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                         $ 100
                                                           ---------------------
       Total Common Stock Equity                                            100
                                                           ---------------------

       Total Capitalization                                                 100
                                                           ---------------------

Current Liabilities
    MoneycPoolrPayableliates                                             97,103
    Advances from affiliates                                              2,643
    Accounts payable                                                     21,775
    Accrued taxes                                                         1,221
    Accrued interest                                                        451
    Other                                                                 2,101
                                                           ---------------------
                                                                        125,294
                                                           ---------------------
Deferred Credits
    Accumulated deferred income taxes                                    12,682
    Other                                                                 9,190
                                                           ---------------------
                                                                         21,872
                                                           ---------------------
                                                                      $ 147,266
                                                           =====================